DISCLOSURE ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS (Tables)	12 Months Ended
Sep. 30, 2012
DISCLOSURE ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS
Schedule of carrying amounts and estimated fair values of the entity's financial instruments

	As of September 30, 2012		As of September 30, 2011
	Carrying		Carrying
	Amount	Fair Value	Amount	Fair Value

Financial assets:
Cash and cash equivalents - non-restricted	$2,136,520	$2,136,520	$1,256,841	$1,256,841
Cash and cash equivalents - restricted	727,857	727,857	696,578	696,578
Investments - restricted	1,024,134	1,024,134	3,087,572	3,087,572
Investments - non-restricted	3,360,773	3,360,773	2,832,972	2,832,972
Net finance receivables	331,910,518	331,950,198	330,704,771	331,555,761

Financial liabilities:
Amortizing term notes	$186,230,677	$186,232,408	$214,490,826	$214,642,324
Investment notes	67,428,441	67,604,603	59,724,991	59,876,461